SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.  20549


                        FORM 8-K

                     Current Report


         Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
		     August 12, 2002


            GREAT PLAINS ENERGY INCORPORATED
 (Exact name of registrant as specified in its charter)



                         0-33207
                (Commission file number)


          MISSOURI                    43-1916803
(State of other jurisdiction or     (I.R.S. Employer
      incorporation or            Identification No.)
       organization)


                      1201 Walnut
              Kansas City, Missouri  64106
        (Address of principal executive offices)


                     (816) 556-2200
  (Registrant's telephone number, including area code)


                     NOT APPLICABLE
 (Former name or former address, if changed since last
                        report)

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit
    No.
    -------

    99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002 as signed by Bernard J. Beaudoin.

    99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002 as signed by Andrea F. Bielsker.


ITEM 9.   REGULATION FD DISCLOSURE

          On August 12, 2002, Bernard J. Beaudoin, Chairman of the Board, President and Chief Executive Officer, and Andrea F. Bielsker, Senior Vice President-Finance, Chief Financial Officer and Treasurer, of Great Plains Energy Incorporated submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        GREAT PLAINS ENERGY INCORPORATED

                        /s/Jeanie Sell Latz

                        Jeanie Sell Latz
                        Executive Vice President-Corporate
                        and Shared Services and Secretary


Date:     August 12, 2002